UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        February 11, 2008

WATSON WYATT WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-16159	52-2211537
(Commission File Number)	(IRS Employer Identification No.)
901 N. Glebe Road, Arlington, VA	22203
(Address of Principal Executive Offices)	(Zip Code)

703-258-8000
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

In a press release on February 11, 2008, Watson Wyatt Worldwide, Inc. (the "Company") announced the authorization to repurchase up to $100 million of the Company’s class A common stock. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

 (c) Exhibits.      The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Watson Wyatt Worldwide Announces Authorization to Repurchase Shares

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Watson Wyatt Worldwide, Inc.

(Registrant)

Date:	February 11, 2008	BY:	/s/ John J. Haley
John J. Haley
President and Chief Executive Officer

Date:	February 11, 2008	BY:	/s/ Carl D. Mautz
Carl D. Mautz
Vice President and Chief Financial Officer